NEW YORK -- APRIL 24, 2000 -- American Express Company today reported record first quarter net income of $656 million, up from $575 million in the same period a year ago. Diluted earnings per share rose 14 percent to $1.44 compared with $1.26. Net revenues on a managed basis totaled $5.3 billion, up 16 percent from $4.5 billion. The Company's return on equity was 25.4 percent. These results reflected strong earnings and revenue growth at Travel Related Services and American Express Financial Advisors, and met the company's long-term targets of 12-15 percent earnings per share growth, at least 8 percent growth in revenues and a return on equity of 18-20 percent.

TRAVEL RELATED SERVICES (TRS) reported record quarterly net income of $416 million, up 15 percent from $363 million in the first quarter a year ago.

TRS' net revenues increased 18 percent, reflecting higher billed business as well as strong growth in Cardmember loans. These improvements resulted from higher average spending per Cardmember and an increase of five million cards in force, up 12 percent from a year ago. The higher average spending was driven by several factors, including rewards programs and expanded merchant coverage. The net interest yield on Cardmember loans decreased from year-ago levels, but increased slightly from year-end. The year-over-year decline reflects a greater number of Cardmembers on introductory rates and a broader mix of lower-rate products. Other revenues increased, reflecting higher fee income.

The provision for losses on the charge card and lending portfolios grew as a result of higher volume, partly offset by a continued improvement in credit quality in the lending portfolio. Charge Card interest expense rose due to higher volumes and rates. Human resources expenses rose as a result of increased business volumes. Other operating expenses increased, reflecting in part the cost of Cardmember loyalty programs, business growth and investment spending. Results include a gain on an investment in an Internet company that TRS was required to write-up when that company was acquired by a third party. This gain was offset by increased spending on Internet initiatives and therefore had no material impact on net income or total expenses.

The above discussion presents TRS results "on a managed basis" as if there had been no securitization transactions, which conforms to industry practice. The attached financials present TRS results on both a managed and reported basis. Net income is the same in both formats.

On a reported basis, TRS' results for the first quarter of 2000 included a securitization gain of $23 million ($36 million pre-tax). This gain was offset by higher expenses related to card acquisition activities and therefore had no material impact on net income or total expenses.

AMERICAN EXPRESS FINANCIAL ADVISORS (AEFA) reported record quarterly net income of $245 million, up 15 percent from $214 million a year ago.

Net revenues and earnings growth benefited from higher fee revenues due to an increase in managed assets, reflecting positive net sales and market appreciation over the past 12 months. This growth was partly offset by losses on high yield investments. AEFA reported strong increases in sales of mutual funds, annuities, investment certificates, and life and other insurance products. Human resources expenses rose, largely because of compensation costs associated with higher sales and asset levels. Other operating expenses increased slightly from year-ago levels due to higher business volumes and ongoing investments to build the business.

AMERICAN EXPRESS BANK/TRAVELERS CHEQUE (AEB/TC) reported quarterly net income of $40 million compared with $41 million a year ago.

Net income at American Express Bank was unchanged from year ago levels. The results reflected lower net interest income related to higher funding costs and lower trading results, which were offset by improved commission and fee revenues. Travelers Cheque results fell slightly due to higher marketing and promotion spending.

CORPORATE AND OTHER reported net expenses of $45 million, compared with $43 million a year ago. Results for both years include a preferred stock dividend based on earnings from Lehman Brothers. That dividend was offset by expenses related to business building initiatives in both years and by Y2K expenses a year ago.

American Express Company (http://www.americanexpress.com), founded in 1850, is a global travel, financial and network services provider.

                     American Express Company
                     ------------------------
                        Financial Summary
                        -----------------
                           (Unaudited)

(Dollars in millions)
                                         Quarters Ended
                                            March 31,
                                         --------------  Percentage
                                         2000     1999   Inc/(Dec)
                                         ----     ----   --------
Net Revenues (Managed Basis) (A)
--------------------------------
  Travel Related Services              $4,044    $3,434     18 %
  American Express Financial
    Advisors                            1,019       885     15
  American Express Bank/
    Travelers Cheque                      251       247      2
                                        -----     -----
                                        5,314     4,566     16
  Corporate and Other,
    including adjustments and
      eliminations                        (55)      (42)    32
                                        -----     -----
CONSOLIDATED NET REVENUES
  (MANAGED BASIS) (A)                  $5,259    $4,524     16
                                        =====     =====

Pretax Income
-------------
  Travel Related Services                $636      $554     15
  American Express Financial
    Advisors                              355       312     14
  American Express Bank/
    Travelers Cheque                        3        12    (77)
                                          ---       ---
                                          994       878     13
  Corporate and Other                     (74)      (87)   (15)
                                          ---       ---
PRETAX INCOME                            $920      $791     16
                                          ===       ===

Net Income
----------
  Travel Related Services                $416      $363     15
  American Express Financial
    Advisors                              245       214     15
  American Express Bank/
    Travelers Cheque                       40        41     (3)
                                          ---       ---
                                          701       618     13
  Corporate and Other                     (45)      (43)     5
                                          ---       ---
NET INCOME                               $656      $575     14
                                          ===       ===


 (A) Managed net revenues are reported net of interest expense, where applicable, and American Express Financial Advisors' provision for losses and benefits, and exclude the effect of TRS' securitization activities.



                     American Express Company
                     ------------------------
                  Financial Summary (continued)
                  -----------------------------
                           (Unaudited)

                                       Quarters Ended
                                          March 31,
                                        ------------  Percentage
                                        2000    1999  Inc/(Dec)
                                        ----    ----  ---------
EARNINGS PER SHARE

Basic
-----
  Earnings Per Common Share            $1.48   $1.28     16 %
                                        ====    ====
  Average common shares
    outstanding (millions)             443.7   447.7     (1)
                                       =====   =====

Diluted
-------
  Earnings Per Common Share            $1.44   $1.26     14
                                        ====    ====
  Average common shares
    outstanding (millions)             454.1   456.2      -
                                       =====   =====

Cash dividends declared per
  common share                        $0.225  $0.225      -
                                       =====   =====


                 Selected Statistical Information
                 --------------------------------
                           (Unaudited)

                                        Quarters Ended
                                           March 31,
                                         -------------  Percentage
                                         2000     1999   Inc/(Dec)
                                         ----     ----   ---------

Return on Average Equity*                25.4 %   25.1 %     -
Common Shares Outstanding (millions)    444.6    450.0      (1) %
Book Value per Common Share:
  Actual                               $23.11   $21.74       6 %
  Pro Forma*                           $23.93   $20.92      14 %
Shareholders' Equity (billions)         $10.3     $9.8       5 %

*  Excludes the effect of SFAS No. 115.

                     American Express Company
                     ------------------------
                        Financial Summary
                        -----------------
                           (Unaudited)

(Dollars in millions)

                                                 Quarters Ended
                                                    March 31,
                                                      2000
                                                      ----
Net Revenues (Managed Basis) (A)
--------------------------------
  Travel Related Services                                $4,044
  American Express Financial Advisors                     1,019
  American Express Bank/Travelers Cheque                    251
                                                          -----
                                                          5,314
  Corporate and Other,
    including adjustments and eliminations                  (55)
                                                          -----

CONSOLIDATED NET REVENUES (MANAGED BASIS) (A)            $5,259
                                                          =====

Pretax Income
-------------
  Travel Related Services                                  $636
  American Express Financial Advisors                       355
  American Express Bank/Travelers Cheque                      3
                                                            ---
                                                            994
  Corporate and Other                                       (74)
                                                            ---
PRETAX INCOME                                              $920
                                                            ===

Net Income
----------
  Travel Related Services                                  $416
  American Express Financial Advisors                       245
  American Express Bank/Travelers Cheque                     40
                                                            ---
                                                            701
  Corporate and Other                                       (45)
                                                            ---
NET INCOME                                                 $656
                                                            ===


                                                 Quarters Ended
                                                  December 31,
                                                      1999
                                                      ----
Net Revenues (Managed Basis) (A)
--------------------------------
  Travel Related Services                                $4,021
  American Express Financial Advisors                       999
  American Express Bank/Travelers Cheque                    252
                                                          -----
                                                          5,272
  Corporate and Other,
    including adjustments and eliminations                  (45)
                                                          -----

CONSOLIDATED NET REVENUES (MANAGED BASIS) (A)            $5,227
                                                          =====

Pretax Income
-------------
  Travel Related Services                                  $573
  American Express Financial Advisors                       347
  American Express Bank/Travelers Cheque                      -
                                                            ---
                                                            920
  Corporate and Other                                       (76)
                                                            ---
PRETAX INCOME                                              $844
                                                            ===

Net Income
----------
  Travel Related Services                                  $375
  American Express Financial Advisors                       238
  American Express Bank/Travelers Cheque                     35
                                                            ---
                                                            648
  Corporate and Other                                       (42)
                                                            ---
NET INCOME                                                 $606
                                                            ===


                                                 Quarters Ended
                                                  September 30,
                                                      1999
                                                      ----
Net Revenues (Managed Basis) (A)
--------------------------------
  Travel Related Services                                $3,778
  American Express Financial Advisors                       936
  American Express Bank/Travelers Cheque                    261
                                                          -----
                                                          4,975
  Corporate and Other,
    including adjustments and eliminations                  (55)
                                                          -----

CONSOLIDATED NET REVENUES (MANAGED BASIS) (A)            $4,920
                                                          =====

Pretax Income
-------------
  Travel Related Services                                  $632
  American Express Financial Advisors                       350
  American Express Bank/Travelers Cheque                      4
                                                            ---
                                                            986
  Corporate and Other                                       (79)
                                                            ---
PRETAX INCOME                                              $907
                                                            ===

Net Income
----------
  Travel Related Services                                  $413
  American Express Financial Advisors                       240
  American Express Bank/Travelers Cheque                     38
                                                            ---
                                                            691
  Corporate and Other                                       (43)
                                                            ---
NET INCOME                                                 $648
                                                            ===


                                                 Quarters Ended
                                                    June 30,
                                                      1999
                                                      ----
Net Revenues (Managed Basis) (A)
--------------------------------
  Travel Related Services                                $3,669
  American Express Financial Advisors                       916
  American Express Bank/Travelers Cheque                    259
                                                          -----
                                                          4,844
  Corporate and Other,
    including adjustments and eliminations                  (33)
                                                          -----

CONSOLIDATED NET REVENUES (MANAGED BASIS) (A)            $4,811
                                                          =====

Pretax Income
-------------
  Travel Related Services                                  $628
  American Express Financial Advisors                       353
  American Express Bank/Travelers Cheque                      6
                                                            ---
                                                            987
  Corporate and Other                                       (92)
                                                            ---
PRETAX INCOME                                              $895
                                                            ===

Net Income
----------
  Travel Related Services                                  $411
  American Express Financial Advisors                       242
  American Express Bank/Travelers Cheque                     38
                                                            ---
                                                            691
  Corporate and Other                                       (45)
                                                            ---
NET INCOME                                                 $646
                                                            ===


                                                 Quarters Ended
                                                    March 31,
                                                      1999
                                                      ----
Net Revenues (Managed Basis) (A)
--------------------------------
  Travel Related Services                                $3,434
  American Express Financial Advisors                       885
  American Express Bank/Travelers Cheque                    247
                                                          -----
                                                          4,566
  Corporate and Other,
    including adjustments and eliminations                  (42)
                                                          -----

CONSOLIDATED NET REVENUES (MANAGED BASIS) (A)            $4,524
                                                          =====

Pretax Income
-------------
  Travel Related Services                                  $554
  American Express Financial Advisors                       312
  American Express Bank/Travelers Cheque                     12
                                                            ---
                                                            878
  Corporate and Other                                       (87)
                                                            ---
PRETAX INCOME                                              $791
                                                            ===

Net Income
----------
  Travel Related Services                                  $363
  American Express Financial Advisors                       214
  American Express Bank/Travelers Cheque                     41
                                                            ---
                                                            618
  Corporate and Other                                       (43)
                                                            ---
NET INCOME                                                 $575
                                                            ===


(A) Managed net revenues are reported net of interest expense, where applicable, and American Express Financial Advisors' provision for losses and benefits, and exclude the effect of TRS' securitization activities.


                     American Express Company
                     ------------------------
                  Financial Summary (continued)
                  -----------------------------
                           (Unaudited)

                                                 Quarters Ended
                                                    March 31,
                                                      2000
                                                      ----
EARNINGS PER SHARE

Basic
-----
  Earnings Per Common Share                               $1.48
                                                           ====
  Average common shares outstanding (millions)            443.7
                                                          =====

Diluted
-------
  Earnings Per Common Share                               $1.44
                                                           ====
  Average common shares outstanding (millions)            454.1
                                                          =====

Cash dividends declared per common share                 $0.225
                                                          =====


                                                 Quarters Ended
                                                  December 31,
                                                     1999
                                                     ----
EARNINGS PER SHARE

Basic
-----
  Earnings Per Common Share                               $1.36
                                                           ====
  Average common shares outstanding (millions)            445.1
                                                          =====

Diluted
-------
  Earnings Per Common Share                               $1.33
                                                           ====
  Average common shares outstanding (millions)            456.2
                                                          =====

Cash dividends declared per common share                 $0.225
                                                          =====


                                                 Quarters Ended
                                                  September 30,
                                                      1999
                                                      ----
EARNINGS PER SHARE

Basic
-----
  Earnings Per Common Share                               $1.45
                                                           ====
  Average common shares outstanding (millions)            446.0
                                                          =====

Diluted
-------
  Earnings Per Common Share                               $1.42
                                                           ====
  Average common shares outstanding (millions)            456.4
                                                          =====

Cash dividends declared per common share                 $0.225
                                                          =====


                                                 Quarters Ended
                                                    June 30,
                                                     1999
                                                     ----
EARNINGS PER SHARE

Basic
-----
  Earnings Per Common Share                               $1.44
                                                           ====
  Average common shares outstanding (millions)            447.4
                                                          =====

Diluted
-------
  Earnings Per Common Share                               $1.41
                                                           ====
  Average common shares outstanding (millions)            457.1
                                                          =====

Cash dividends declared per common share                 $0.225
                                                          =====


                                                 Quarters Ended
                                                    March 31,
                                                      1999
                                                      ----
EARNINGS PER SHARE

Basic
-----
  Earnings Per Common Share                               $1.28
                                                           ====
  Average common shares outstanding (millions)            447.7
                                                          =====

Diluted
-------
  Earnings Per Common Share                               $1.26
                                                           ====
  Average common shares outstanding (millions)            456.2
                                                          =====

Cash dividends declared per common share                 $0.225
                                                          =====


                Selected Statistical Information
                --------------------------------
                           (Unaudited)

                                                 Quarters Ended
                                                    March 31,
                                                      2000
                                                      ----
Return on Average Equity*                                25.4 %
Common Shares Outstanding (millions)                    444.6
Book Value per Common Share:
     Actual                                            $23.11
     Pro Forma*                                        $23.93
Shareholders' Equity (billions)                         $10.3


                                                 Quarters Ended
                                                  December 31,
                                                      1999
                                                      ----

Return on Average Equity*                                25.3 %
Common Shares Outstanding (millions)                    446.9
Book Value per Common Share:
     Actual                                            $22.57
     Pro Forma*                                        $23.23
Shareholders' Equity (billions)                         $10.1


                                                 Quarters Ended
                                                  September 30,
                                                      1999
                                                      ----

Return on Average Equity*                                25.3 %
Common Shares Outstanding (millions)                    447.6
Book Value per Common Share:
     Actual                                            $21.77
     Pro Forma*                                        $22.41
Shareholders' Equity (billions)                          $9.7


                                                 Quarters Ended
                                                    June 30,
                                                      1999
                                                      ----

Return on Average Equity*                                25.3 %
Common Shares Outstanding (millions)                    449.0
Book Value per Common Share:
     Actual                                            $21.74
     Pro Forma*                                        $21.77
Shareholders' Equity (billions)                          $9.8


                                                 Quarters Ended
                                                    March 31,
                                                      1999
                                                      ----

Return on Average Equity*                                25.1 %
Common Shares Outstanding (millions)                    450.0
Book Value per Common Share:
     Actual                                            $21.74
     Pro Forma*                                        $20.92
Shareholders' Equity (billions)                          $9.8


*   Excludes the effect of SFAS No. 115.


(Preliminary)          Travel Related Services
                       -----------------------
                         Statements of Income
                         --------------------
                      (Unaudited, Managed Basis)

(Dollars in millions)

                                      Quarters Ended
                                         March 31,
                                     ----------------  Percentage
                                      2000      1999   Inc/(Dec)
                                      ----      ----   ---------
Net Revenues:
  Discount Revenue                  $1,805    $1,514     19.3 %
  Net Card Fees                        405       403      0.5
  Travel Commissions and Fees          438       426      2.7
  Other Revenues                       841       639     31.6
  Lending:
    Finance Charge Revenue             887       652     36.1
    Interest Expense                   332       200     66.5
                                     -----     -----
      Net Finance Charge Revenue       555       452     22.6
                                     -----     -----

        Total Net Revenues           4,044     3,434     17.7
                                     -----     -----
Expenses:
  Marketing and Promotion              318       270     17.6
  Provision for Losses and Claims:
    Charge Card                        278       233     19.5
    Lending                            335       282     18.9
    Other                               21        14     50.9
                                     -----     -----
      Total                            634       529     20.0
                                     -----     -----
  Charge Card Interest Expense         314       241     29.6
  Human Resources                      998       912      9.5
  Other Operating Expenses           1,144       928     23.4
                                     -----     -----
        Total Expenses               3,408     2,880     18.3
                                     -----     -----
Pretax Income                          636       554     14.7
Income Tax Provision                   220       191     14.7
                                     -----     -----
Net Income                            $416      $363     14.7
                                     =====     =====


These Statements of Income are provided on a Managed Basis for analytical purposes only. They present the income statements of TRS as if there had been no securitization transactions. Under Statement of Financial Accounting Standards No. 125 (SFAS No. 125), which prescribes the accounting for securitized receivables, TRS recognized a pretax gain of $36 million ($23 million after-tax) in the first quarter of 2000 related to the securitization of U.S. receivables. This gain was invested in additional card acquisition activities in the first quarter of 2000 and had no material impact on Net Income or Total Expenses. For purposes of this presentation such gain and a corresponding increase in Marketing and Promotion and Other Operating Expenses has been eliminated in the first quarter of 2000.


 (Preliminary)          Travel Related Services
                       -----------------------
                         Statements of Income
                         --------------------
                   (Unaudited, GAAP Reporting Basis)

 (Dollars in millions)
                                      Quarters Ended
                                         March 31,
                                      --------------   Percentage
                                      2000      1999   Inc/(Dec)
                                      ----      ----   ---------
Net Revenues:
  Discount Revenue                  $1,805    $1,514     19.3 %
  Net Card Fees                        405       403      0.5
  Travel Commissions and Fees          438       426      2.7
  Other Revenues                     1,014       731     38.8
  Lending:
    Finance Charge Revenue             524       503      4.2
    Interest Expense                   231       156     48.6
                                     -----     -----
      Net Finance Charge Revenue       293       347    (15.7)
                                     -----     -----
        Total Net Revenues           3,955     3,421     15.6
                                     -----     -----
Expenses:
  Marketing and Promotion              339       270     25.6
  Provision for Losses and Claims:
    Charge Card                        241       182     31.9
    Lending                            175       235    (25.2)
    Other                               21        14     50.9
                                     -----     -----
      Total                            437       431      1.4
                                     -----     -----
  Charge Card Interest Expense         260       183     42.0
  Net Discount Expense                 126       143    (11.9)
  Human Resources                      998       912      9.5
  Other Operating Expenses           1,159       928     24.9
                                     -----     -----
        Total Expenses               3,319     2,867     15.8
                                     -----     -----
Pretax Income                          636       554     14.7
Income Tax Provision                   220       191     14.7
                                     -----     -----
Net Income                            $416      $363     14.7
                                     =====     =====

(Preliminary)      Travel Related Services
                   -----------------------
               Selected Statistical Information
               --------------------------------
                        (Unaudited)

(Amounts in billions, except percentages and where indicated)

                                        Quarters Ended
                                           March 31,
                                        --------------  Percentage
                                        2000     1999   Inc/(Dec)
                                        ----     ----   --------
Total Cards in Force (millions):
  United States                         31.4     27.9     12.2 %
  Outside the United States             16.5     15.0     10.5
                                        ----     ----
    Total                               47.9     42.9     11.6
                                        ====     ====
Basic Cards in Force (millions):
  United States                         24.5     21.8     12.2
  Outside the United States             12.6     11.5      9.9
                                        ----     ----
    Total                               37.1     33.3     11.4
                                        ====     ====
Card Billed Business:
  United States                        $50.6    $41.6     21.6
  Outside the United States             17.7     15.2     16.7
                                        ----     ----
    Total                              $68.3    $56.8     20.3
                                        ====     ====

Average Discount Rate (A)               2.72 %   2.73 %      -
Average Basic Cardmember
  Spending (dollars) (A)              $1,980   $1,781     11.2
Average Fee per Card -
  Managed (dollars) (A)                  $37      $40     (7.5)

Non-Amex Brand (B):
  Cards in Force (millions)              0.6      0.2        #
  Billed Business                       $0.5     $0.2        #

Travel Sales                            $5.5     $5.3      3.4
Travel Commissions and Fees/Sales (C)    8.0 %    8.0 %      -

Total Debt                             $34.0    $28.2     20.6
Shareholder's Equity                    $5.6     $5.1      8.8
Return on Average Equity (D)            30.5 %   28.4 %      -
Return on Average Assets (D)             3.2 %    3.3 %      -


(A)  Computed from proprietary card activities only.
(B) This data relates to Visa and Eurocards issued in connection with joint venture activities.
(C)  Computed from information provided herein.
(D)  Excluding the effect of SFAS No. 115.

 #   Denotes a variance of greater than 100%


(Preliminary)     Travel Related Services
                  -----------------------
        Selected Statistical Information (continued)
        --------------------------------------------
                 (Unaudited, Managed Basis)

(Amounts in billions, except percentages and where indicated)

                                     Quarters Ended
                                        March 31,
                                     ---------------            Percentage
                                      2000      1999             Inc/(Dec)
                                      ----      ----             --------
Charge Card Receivables:
  Total Receivables                  $26.8      $23.5               14.1 %
  90 Days Past Due as a % of Total     2.6 %      3.0 %                -
  Loss Reserves (millions)            $894       $876                2.1
    % of Receivables                   3.3 %      3.7 %                -
    % of 90 Days Past Due              129 %      126 %                -
  Net Loss Ratio                      0.34 %     0.43 %                -

U.S. Cardmember Lending:
  Total Loans                        $24.2      $16.7               44.6
  Past Due Loans as a % of Total:
    30-89 Days                         1.8 %      2.1 %                -
    90+ Days                           0.8 %      1.0 %                -
  Loss Reserves (millions):
    Beginning Balance                 $672       $619                8.4
      Provision                        285        244               17.0
      Net Charge-Offs/Other           (268)      (240)              11.5
                                       ---        ---
    Ending Balance                    $689       $623               10.6
                                       ===        ===
    % of Loans                         2.8 %      3.7 %                -
    % of Past Due                      109 %      121 %                -
  Average Loans                      $23.6      $16.7               41.6
  Net Write-Off Rate                   4.6 %      5.9 %                -
  Net Interest Yield                   7.8 %      9.4 %                -



(Preliminary)          Travel Related Services
                       -----------------------
                         Statements of Income
                         --------------------
                      (Unaudited, Managed Basis)
(Dollars in millions)

                                                Quarters Ended
                                                   March 31,
                                                     2000
                                                     ----
Net Revenues:
  Discount Revenue                                      $1,805
  Net Card Fees                                            405
  Travel Commissions and Fees                              438
  Other Revenues                                           841
  Lending:
    Finance Charge Revenue                                 887
    Interest Expense                                       332
                                                         -----
      Net Finance Charge Revenue                           555
                                                         -----
        Total Net Revenues                               4,044
                                                         -----
Expenses:
  Marketing and Promotion                                  318
  Provision for Losses and Claims:
    Charge Card                                            278
    Lending                                                335
    Other                                                   21
                                                         -----
      Total                                                634
                                                         -----
  Charge Card Interest Expense                             314
  Human Resources                                          998
  Other Operating Expenses                               1,144
                                                         -----
        Total Expenses                                   3,408
                                                         -----
Pretax Income                                              636
Income Tax Provision                                       220
                                                         -----
Net Income                                                $416
                                                         =====

                                                Quarters Ended
                                                 December 31,
                                                     1999
                                                     ----
Net Revenues:
  Discount Revenue                                      $1,865
  Net Card Fees                                            408
  Travel Commissions and Fees                              459
  Other Revenues                                           789
  Lending:
    Finance Charge Revenue                                 802
    Interest Expense                                       302
                                                         -----
      Net Finance Charge Revenue                           500
                                                         -----
        Total Net Revenues                               4,021
                                                         -----
Expenses:
  Marketing and Promotion                                  338
  Provision for Losses and Claims:
    Charge Card                                            227
    Lending                                                332
    Other                                                   17
                                                         -----
      Total                                                576
                                                         -----
  Charge Card Interest Expense                             300
  Human Resources                                        1,012
  Other Operating Expenses                               1,222
                                                         -----
        Total Expenses                                   3,448
                                                         -----
Pretax Income                                              573
Income Tax Provision                                       198
                                                         -----
Net Income                                                $375
                                                         =====

                                                Quarters Ended
                                                 September 30,
                                                     1999
                                                     ----
Net Revenues:
  Discount Revenue                                      $1,700
  Net Card Fees                                            399
  Travel Commissions and Fees                              448
  Other Revenues                                           730
  Lending:
    Finance Charge Revenue                                 747
    Interest Expense                                       246
                                                         -----
      Net Finance Charge Revenue                           501
                                                         -----
        Total Net Revenues                               3,778
                                                         -----
Expenses:
  Marketing and Promotion                                  340
  Provision for Losses and Claims:
    Charge Card                                            247
    Lending                                                312
    Other                                                   10
                                                         -----
      Total                                                569
                                                         -----
  Charge Card Interest Expense                             259
  Human Resources                                          968
  Other Operating Expenses                               1,010
                                                         -----
        Total Expenses                                   3,146
                                                         -----
Pretax Income                                              632
Income Tax Provision                                       219
                                                         -----
Net Income                                                $413
                                                         =====

                                                Quarters Ended
                                                   June 30,
                                                     1999
                                                     ----
Net Revenues:
  Discount Revenue                                      $1,662
  Net Card Fees                                            393
  Travel Commissions and Fees                              469
  Other Revenues                                           669
  Lending:
    Finance Charge Revenue                                 684
    Interest Expense                                       208
                                                         -----
      Net Finance Charge Revenue                           476
                                                         -----
        Total Net Revenues                               3,669
                                                         -----
Expenses:
  Marketing and Promotion                                  267
  Provision for Losses and Claims:
    Charge Card                                            288
    Lending                                                260
    Other                                                   14
                                                         -----
      Total                                                562
                                                         -----
  Charge Card Interest Expense                             257
  Human Resources                                          968
  Other Operating Expenses                                 987
                                                         -----
        Total Expenses                                   3,041
                                                         -----
Pretax Income                                              628
Income Tax Provision                                       217
                                                         -----
Net Income                                                $411
                                                         =====

                                                Quarters Ended
                                                  March 31,
                                                     1999
                                                     ----
Net Revenues:
  Discount Revenue                                      $1,514
  Net Card Fees                                            403
  Travel Commissions and Fees                              426
  Other Revenues                                           639
  Lending:
    Finance Charge Revenue                                 652
    Interest Expense                                       200
                                                         -----
      Net Finance Charge Revenue                           452
                                                         -----
        Total Net Revenues                               3,434
                                                         -----
Expenses:
  Marketing and Promotion                                  270
  Provision for Losses and Claims:
    Charge Card                                            233
    Lending                                                282
    Other                                                   14
                                                         -----
      Total                                                529
                                                         -----
  Charge Card Interest Expense                             241
  Human Resources                                          912
  Other Operating Expenses                                 928
                                                         -----
        Total Expenses                                   2,880
                                                         -----
Pretax Income                                              554
Income Tax Provision                                       191
                                                         -----
Net Income                                                $363
                                                         =====

These Statements of Income are provided on a Managed Basis for analytical purposes only. They present the income statements of TRS as if there had been no securitization transactions. Under Statement of Financial Accounting Standards No. 125 (SFAS No.
125), which prescribes the accounting for securitized receivables, TRS recognized pretax gains of $36 million ($23 million after-tax) in the first quarter of 2000, $55 million ($36 million after-tax) in the third quarter of 1999 and $99 million ($64 million after-tax) in the second quarter of 1999, related to the securitization of U.S. receivables. These gains were invested in additional card acquisition activities and other business building initiatives and had no material impact on Net Income or Total Expenses in any quarter. For purposes of this presentation such gains and corresponding increases in Marketing and Promotion and Other Operating Expenses have been eliminated in each quarter.


(Preliminary)        Travel Related Services
                     -----------------------
                       Statements of Income
                       --------------------
                (Unaudited, GAAP Reporting Basis)

(Dollars in millions)

                                                Quarters Ended
                                                   March 31,
                                                     2000
                                                     ----
Net Revenues:
  Discount Revenue                                      $1,805
  Net Card Fees                                            405
  Travel Commissions and Fees                              438
  Other Revenues                                         1,014
  Lending:
    Finance Charge Revenue                                 524
    Interest Expense                                       231
                                                         -----
      Net Finance Charge Revenue                           293
                                                         -----
        Total Net Revenues                               3,955
                                                         -----
Expenses:
  Marketing and Promotion                                  339
  Provision for Losses and Claims:
    Charge Card                                            241
    Lending                                                175
    Other                                                   21
                                                         -----
      Total                                                437
                                                         -----
  Charge Card Interest Expense                             260
  Net Discount Expense                                     126
  Human Resources                                          998
  Other Operating Expenses                               1,159
                                                         -----
        Total Expenses                                   3,319
                                                         -----
Pretax Income                                              636
Income Tax Provision                                       220
                                                         -----
Net Income                                                $416
                                                         =====

                                                Quarters Ended
                                                 December 31,
                                                     1999
                                                     ----
Net Revenues:
  Discount Revenue                                      $1,865
  Net Card Fees                                            408
  Travel Commissions and Fees                              459
  Other Revenues                                           902
  Lending:
    Finance Charge Revenue                                 526
    Interest Expense                                       197
                                                         -----
      Net Finance Charge Revenue                           329
                                                         -----
        Total Net Revenues                               3,963
                                                         -----
Expenses:
  Marketing and Promotion                                  338
  Provision for Losses and Claims:
    Charge Card                                            213
    Lending                                                241
    Other                                                   17
                                                         -----
      Total                                                471
                                                         -----
  Charge Card Interest Expense                             246
  Net Discount Expense                                     101
  Human Resources                                        1,012
  Other Operating Expenses                               1,222
                                                         -----
        Total Expenses                                   3,390
                                                         -----
Pretax Income                                              573
Income Tax Provision                                       198
                                                         -----
Net Income                                                $375
                                                         =====

                                                Quarters Ended
                                                 September 30,
                                                     1999
                                                     ----
Net Revenues:
  Discount Revenue                                      $1,700
  Net Card Fees                                            395
  Travel Commissions and Fees                              448
  Other Revenues                                           846
  Lending:
    Finance Charge Revenue                                 513
    Interest Expense                                       165
                                                         -----
      Net Finance Charge Revenue                           348
                                                         -----
        Total Net Revenues                               3,737
                                                         -----
Expenses:
  Marketing and Promotion                                  373
  Provision for Losses and Claims:
    Charge Card                                            222
    Lending                                                187
    Other                                                   10
                                                         -----
      Total                                                419
                                                         -----
  Charge Card Interest Expense                             208
  Net Discount Expense                                     105
  Human Resources                                          968
  Other Operating Expenses                               1,032
                                                         -----
        Total Expenses                                   3,105
                                                         -----
Pretax Income                                              632
Income Tax Provision                                       219
                                                         -----
Net Income                                                $413
                                                         =====

                                                Quarters Ended
                                                   June 30,
                                                     1999
                                                     ----
Net Revenues:
  Discount Revenue                                      $1,662
  Net Card Fees                                            393
  Travel Commissions and Fees                              469
  Other Revenues                                           845
  Lending:
    Finance Charge Revenue                                 465
    Interest Expense                                       156
                                                         -----
      Net Finance Charge Revenue                           309
                                                         -----
        Total Net Revenues                               3,678
                                                         -----
Expenses:
  Marketing and Promotion                                  325
  Provision for Losses and Claims:
    Charge Card                                            249
    Lending                                                137
    Other                                                   14
                                                         -----
      Total                                                400
                                                         -----
  Charge Card Interest Expense                             198
  Net Discount Expense                                     131
  Human Resources                                          968
  Other Operating Expenses                               1,028
                                                         -----
        Total Expenses                                   3,050
                                                         -----
Pretax Income                                              628
Income Tax Provision                                       217
                                                         -----
Net Income                                                $411
                                                         =====

                                                Quarters Ended
                                                   March 31,
                                                     1999
                                                     ----
Net Revenues:
  Discount Revenue                                      $1,514
  Net Card Fees                                            403
  Travel Commissions and Fees                              426
  Other Revenues                                           731
  Lending:
    Finance Charge Revenue                                 503
    Interest Expense                                       156
                                                         -----
      Net Finance Charge Revenue                           347
                                                         -----
        Total Net Revenues                               3,421
                                                         -----
Expenses:
  Marketing and Promotion                                  270
  Provision for Losses and Claims:
    Charge Card                                            182
    Lending                                                235
    Other                                                   14
                                                         -----
      Total                                                431
                                                         -----
  Charge Card Interest Expense                             183
  Net Discount Expense                                     143
  Human Resources                                          912
  Other Operating Expenses                                 928
                                                         -----
        Total Expenses                                   2,867
                                                         -----
Pretax Income                                              554
Income Tax Provision                                       191
                                                         -----
Net Income                                                $363
                                                         =====


(Preliminary)         Travel Related Services
                      -----------------------
                 Selected Statistical Information
                 --------------------------------
                           (Unaudited)

(Amounts in billions, except percentages and where indicated)

                                                Quarters Ended
                                                   March 31,
                                                     2000
                                                     ----
Total Cards in Force (millions):
  United States                                           31.4
  Outside the United States                               16.5
                                                          ----
    Total                                                 47.9
                                                          ====
Basic Cards in Force (millions):
  United States                                           24.5
  Outside the United States                               12.6
                                                          ----
    Total                                                 37.1
                                                          ====
Card Billed Business:
  United States                                          $50.6
  Outside the United States                               17.7
                                                          ----
    Total                                                $68.3
                                                          ====

Average Discount Rate (A)                                 2.72 %
Average Basic Cardmember
  Spending (dollars) (A)                                $1,980
Average Fee per Card - Managed (dollars) (A)               $37

Non-Amex Brand (B)
  Cards in Force (millions)                                0.6
  Billed Business                                         $0.5

Travel Sales                                              $5.5
Travel Commissions and Fees/Sales (C)                      8.0 %

Total Debt                                               $34.0
Shareholder's Equity                                      $5.6
Return on Average Equity (D)                              30.5 %
Return on Average Assets (D)                               3.2 %


                                                Quarters Ended
                                                 December 31,
                                                     1999
                                                     ----
Total Cards in Force (millions):
  United States                                           29.9
  Outside the United States                               16.1
                                                          ----
    Total                                                 46.0
                                                          ====
Basic Cards in Force (millions):
  United States                                           23.4
  Outside the United States                               12.3
                                                          ----
    Total                                                 35.7
                                                          ====
Card Billed Business:
  United States                                          $51.7
  Outside the United States                               19.1
                                                          ----
    Total                                                $70.8
                                                          ====

Average Discount Rate (A)                                 2.71 %
Average Basic Cardmember
  Spending (dollars) (A)                                $2,102
Average Fee per Card - Managed (dollars) (A)               $38

Non-Amex Brand (B)
  Cards in Force (millions)                                0.3
  Billed Business                                         $0.2

Travel Sales                                              $5.6
Travel Commissions and Fees/Sales (C)                      8.2 %

Total Debt                                               $35.8
Shareholder's Equity                                      $5.4
Return on Average Equity (D)                              30.1 %
Return on Average Assets (D)                               3.2 %


                                                Quarters Ended
                                                 September 30,
                                                     1999
                                                     ----
Total Cards in Force (millions):
  United States                                           29.2
  Outside the United States                               15.6
                                                          ----
    Total                                                 44.8
                                                          ====
Basic Cards in Force (millions):
  United States                                           22.9
  Outside the United States                               12.0
                                                          ----
    Total                                                 34.9
                                                          ====
Card Billed Business:
  United States                                          $47.1
  Outside the United States                               17.0
                                                          ----
    Total                                                $64.1
                                                          ====

Average Discount Rate (A)                                 2.73 %
Average Basic Cardmember
  Spending (dollars) (A)                                $1,935
Average Fee per Card - Managed (dollars) (A)               $38

Non-Amex Brand (B)
  Cards in Force (millions)                                0.2
  Billed Business                                         $0.2

Travel Sales                                              $5.5
Travel Commissions and Fees/Sales (C)                      8.1 %

Total Debt                                               $30.8
Shareholder's Equity                                      $5.4
Return on Average Equity (D)                              29.3 %
Return on Average Assets (D)                               3.3 %


                                                Quarters Ended
                                                   June 30,
                                                     1999
                                                     ----
Total Cards in Force (millions):
  United States                                           28.7
  Outside the United States                               15.2
                                                          ----
    Total                                                 43.9
                                                          ====
Basic Cards in Force (millions):
  United States                                           22.5
  Outside the United States                               11.7
                                                          ----
    Total                                                 34.2
                                                          ====
Card Billed Business:
  United States                                          $46.0
  Outside the United States                               16.4
                                                          ----
    Total                                                $62.4
                                                          ====

Average Discount Rate (A)                                 2.73 %
Average Basic Cardmember
  Spending (dollars) (A)                                $1,933
Average Fee per Card - Managed (dollars) (A)               $38

Non-Amex Brand (B)
  Cards in Force (millions)                                0.2
  Billed Business                                         $0.2

Travel Sales                                              $6.0
Travel Commissions and Fees/Sales (C)                      7.8 %

Total Debt                                               $30.6
Shareholder's Equity                                      $5.3
Return on Average Equity (D)                              28.8 %
Return on Average Assets (D)                               3.3 %


                                                Quarters Ended
                                                   March 31,
                                                     1999
                                                     ----
Total Cards in Force (millions):
  United States                                           27.9
  Outside the United States                               15.0
                                                          ----
    Total                                                 42.9
                                                          ====
Basic Cards in Force (millions):
  United States                                           21.8
  Outside the United States                               11.5
                                                          ----
    Total                                                 33.3
                                                          ====
Card Billed Business:
  United States                                          $41.6
  Outside the United States                               15.2
                                                          ----
    Total                                                $56.8
                                                          ====

Average Discount Rate (A)                                 2.73 %
Average Basic Cardmember
  Spending (dollars) (A)                                $1,781
Average Fee per Card - Managed (dollars) (A)               $40

Non-Amex Brand (B)
  Cards in Force (millions)                                0.2
  Billed Business                                         $0.2

Travel Sales                                              $5.3
Travel Commissions and Fees/Sales (C)                      8.0 %

Total Debt                                               $28.2
Shareholder's Equity                                      $5.1
Return on Average Equity (D)                              28.4 %
Return on Average Assets (D)                               3.3 %


(A) Computed from proprietary card activities only.
(B) This data relates to Visa and Eurocards issued in connection with joint venture activities.
(C) Computed from information provided herein.
(D) Excluding the effect of SFAS No. 115.


(Preliminary)          Travel Related Services
                       -----------------------
             Selected Statistical Information (continued)
             --------------------------------------------
                      (Unaudited, Managed Basis)

(Amounts in billions, except percentages and where indicated)

                                              Quarters Ended
                                                 March 31,
                                                   2000
                                                   ----
Charge Card Receivables:
  Total Receivables                                    $26.8
  90 Days Past Due as a % of Total                       2.6 %
  Loss Reserves (millions)                              $894
    % of Receivables                                     3.3 %
    % of 90 Days Past Due                                129 %
  Net Loss Ratio                                        0.34 %

U.S. Cardmember Lending:
  Total Loans                                          $24.2
  Past Due Loans as a % of Total:
    30-89 Days                                           1.8 %
    90+ Days                                             0.8 %
  Loss Reserves (millions):
    Beginning Balance                                   $672
      Provision                                          285
      Net Charge-Offs/Other                             (268)
                                                         ---
    Ending Balance                                      $689
                                                         ===
    % of Loans                                           2.8 %
    % of Past Due                                        109 %
  Average Loans                                        $23.6
  Net Write-Off Rate                                     4.6 %
  Net Interest Yield                                     7.8 %


                                              Quarters Ended
                                               December 31,
                                                   1999
                                                   ----
Charge Card Receivables:
  Total Receivables                                    $27.0
  90 Days Past Due as a % of Total                       2.5 %
  Loss Reserves (millions)                              $857
    % of Receivables                                     3.2 %
    % of 90 Days Past Due                                126 %
  Net Loss Ratio                                        0.40 %

U.S. Cardmember Lending:
  Total Loans                                          $23.4
  Past Due Loans as a % of Total:
    30-89 Days                                           1.8 %
    90+ Days                                             0.8 %
  Loss Reserves (millions):
    Beginning Balance                                   $636
      Provision                                          277
      Net Charge-Offs/Other                             (241)
                                                         ---
    Ending Balance                                      $672
                                                         ===
    % of Loans                                           2.9 %
    % of Past Due                                        110 %
  Average Loans                                        $21.7
  Net Write-Off Rate                                     4.5 %
  Net Interest Yield                                     7.7 %


                                              Quarters Ended
                                               September 30,
                                                   1999
                                                   ----
Charge Card Receivables:
  Total Receivables                                    $25.3
  90 Days Past Due as a % of Total                       2.5 %
  Loss Reserves (millions)                              $907
    % of Receivables                                     3.6 %
    % of 90 Days Past Due                                144 %
  Net Loss Ratio                                        0.41 %

U.S. Cardmember Lending:
  Total Loans                                          $20.6
  Past Due Loans as a % of Total:
    30-89 Days                                           2.0 %
    90+ Days                                             0.8 %
  Loss Reserves (millions):
    Beginning Balance                                   $602
      Provision                                          264
      Net Charge-Offs/Other                             (230)
                                                         ---
    Ending Balance                                      $636
                                                         ===
    % of Loans                                           3.1 %
    % of Past Due                                        111 %
  Average Loans                                        $19.8
  Net Write-Off Rate                                     4.7 %
  Net Interest Yield                                     8.5 %


                                              Quarters Ended
                                                 June 30,
                                                   1999
                                                   ----
Charge Card Receivables:
  Total Receivables                                    $24.6
  90 Days Past Due as a % of Total                       2.6 %
  Loss Reserves (millions)                              $932
    % of Receivables                                     3.8 %
    % of 90 Days Past Due                                148 %
  Net Loss Ratio                                        0.39 %

U.S. Cardmember Lending:
  Total Loans                                          $18.3
  Past Due Loans as a % of Total:
    30-89 Days                                           1.8 %
    90+ Days                                             0.9 %
  Loss Reserves (millions):
    Beginning Balance                                   $623
      Provision                                          209
      Net Charge-Offs/Other                             (230)
                                                         ---
    Ending Balance                                      $602
                                                         ===
    % of Loans                                           3.3 %
    % of Past Due                                        124 %
  Average Loans                                        $17.4
  Net Write-Off Rate                                     5.3 %
  Net Interest Yield                                     9.3 %


                                              Quarters Ended
                                                 March 31,
                                                   1999
                                                   ----
Charge Card Receivables:
  Total Receivables                                    $23.5
  90 Days Past Due as a % of Total                       3.0 %
  Loss Reserves (millions)                              $876
    % of Receivables                                     3.7 %
    % of 90 Days Past Due                                126 %
  Net Loss Ratio                                        0.43 %

U.S. Cardmember Lending:
  Total Loans                                          $16.7
  Past Due Loans as a % of Total:
    30-89 Days                                           2.1 %
    90+ Days                                             1.0 %
  Loss Reserves (millions):
    Beginning Balance                                   $619
      Provision                                          244
      Net Charge-Offs/Other                             (240)
                                                         ---
    Ending Balance                                      $623
                                                         ===
    % of Loans                                           3.7 %
    % of Past Due                                        121 %
  Average Loans                                        $16.7
  Net Write-Off Rate                                     5.9 %
  Net Interest Yield                                     9.4 %


 (Preliminary)     American Express Financial Advisors
                  -----------------------------------
                         Statements of Income
                         --------------------
                            (Unaudited)

 (Dollars in millions)
                                       Quarters Ended
                                          March 31,
                                        -------------   Percentage
                                        2000     1999   Inc/(Dec)
                                        ----     ----   --------
Net Revenues:
  Investment Income                     $572     $595     (3.9) %
  Management and Distribution Fees       688      522     31.7
  Other Revenues                         246      228      8.2
                                       -----    -----
    Total Revenues                     1,506    1,345     12.0
  Provision for Losses and Benefits:
    Annuities                            259      270     (4.3)
    Insurance                            139      126     10.4
    Investment Certificates               89       64     40.6
                                       -----    -----
      Total                              487      460      6.0
                                       -----    -----
    Net Revenues                       1,019      885     15.1
                                       -----    -----

Expenses:
  Human Resources                        498      416     19.7
  Other Operating Expenses               166      157      5.5
                                       -----    -----
    Total Expenses                       664      573     15.8
                                       -----    -----
Pretax Income                            355      312     13.8
Income Tax Provision                     110       98     12.3
                                       -----    -----
Net Income                              $245     $214     14.5
                                       =====    =====


(Preliminary)      American Express Financial Advisors
                   -----------------------------------
                    Selected Statistical Information
                    --------------------------------
                              (Unaudited)

(Dollars in millions, except where indicated)

                                           Quarters Ended
                                              March 31,
                                           --------------  Percentage
                                           2000     1999   Inc/(Dec)
                                           ----     ----   --------

Investments (billions)                    $30.3    $30.6    (1.0) %
Client Contract Reserves (billions)       $31.0    $30.5     1.6
Shareholder's Equity (billions)            $3.9     $4.1    (4.9)
Return on Average Equity*                  23.0 %   22.6 %     -

Life Insurance in Force (billions)        $91.7    $82.9    10.6
Assets Owned, Managed or
  Administered (billions):
    Assets Managed for Institutions       $57.4    $46.8    22.7
    Assets Owned, Managed or
      Administered for Individuals:
      Owned Assets:
        Separate Account Assets            38.4     28.2    36.2
        Other Owned Assets                 39.8     37.4     6.4
                                          -----    -----
          Total Owned Assets               78.2     65.6    19.2
      Managed Assets                      122.7     96.0    27.8
      Administered Assets                  31.2     18.7    66.8
                                          -----    -----
        Total                            $289.5   $227.1    27.5
                                          =====    =====
Market Appreciation (Depreciation)
  During the Period:
  Owned Assets:
    Separate Account Assets              $2,332     $912       #
    Other Owned Assets                    $(120)   $(204)  (41.2)
  Total Managed Assets                   $7,020   $3,018       #

Cash Sales:
  Mutual Funds                          $12,104   $8,483    42.7
  Annuities                               1,362      793    71.7
  Investment Certificates                  $835      702    18.9
  Life and Other Insurance Products        $237      158    50.1
  Institutional                           1,551      743       #
  Other                                     573      885   (35.0)
                                         ------   ------
Total Cash Sales                        $16,662  $11,764    41.6
                                         ======   ======

Number of Financial Advisors             11,094   10,372     7.0
Fees from Financial Plans and
  Advice Services                         $26.3    $21.3    23.6
Percentage of Total Sales from
  Financial Plans and Advice Services      66.9 %   66.5 %     -


*  Excluding the effect of SFAS No. 115.
#  Denotes variance of more than 100%.

Note: Reporting of data related to cash sales and assets owned, managed and administered has been revised to better reflect AEFA's multiple sales channel strategy and broadening of its product portfolio through additional non-proprietary offerings.


(Preliminary)     American Express Financial Advisors
                  -----------------------------------
                         Statements of Income
                         --------------------
                             (Unaudited)

(Dollars in millions)

                                         Quarters Ended
                                            March 31,
                                              2000
                                              ----
Net Revenues:
  Investment Income                                $572
  Management and Distribution Fees                  688
  Other Revenues                                    246
                                                   ----
    Total Revenues                                1,506
  Provision for Losses and Benefits:
    Annuities                                       259
    Insurance                                       139
    Investment Certificates                          89
                                                  -----
      Total                                         487
                                                  -----
    Net Revenues                                  1,019
                                                  -----

Expenses:
  Human Resources                                   498
  Other Operating Expenses                          166
                                                  -----
    Total Expenses                                  664
                                                  -----
Pretax Income                                       355
Income Tax Provision                                110
                                                  -----
Net Income                                         $245
                                                  =====

                                         Quarters Ended
                                          December 31,
                                              1999
                                              ----
Net Revenues:
  Investment Income                                $668
  Management and Distribution Fees                  616
  Other Revenues                                    245
                                                  -----
    Total Revenues                                1,529
  Provision for Losses and Benefits:
    Annuities                                       276
    Insurance                                       130
    Investment Certificates                         124
                                                  -----
      Total                                         530
                                                  -----
    Net Revenues                                    999
                                                  -----

Expenses:
  Human Resources                                   443
  Other Operating Expenses                          209
                                                  -----
    Total Expenses                                  652
                                                  -----
Pretax Income                                       347
Income Tax Provision                                109
                                                  -----
Net Income                                         $238
                                                  =====

                                         Quarters Ended
                                          September 30,
                                              1999
                                              ----
Net Revenues:
  Investment Income                                $566
  Management and Distribution Fees                  578
  Other Revenues                                    224
                                                  -----
    Total Revenues                                1,368
  Provision for Losses and Benefits:
    Annuities                                       251
    Insurance                                       135
    Investment Certificates                          46
                                                  -----
      Total                                         432
                                                  -----
    Net Revenues                                    936
                                                  -----

Expenses:
  Human Resources                                   456
  Other Operating Expenses                          130
                                                  -----
    Total Expenses                                  586
                                                  -----
Pretax Income                                       350
Income Tax Provision                                110
                                                  -----
Net Income                                         $240
                                                  =====

                                         Quarters Ended
                                            June 30,
                                              1999
                                              ----
Net Revenues:
  Investment Income                                $615
  Management and Distribution Fees                  553
  Other Revenues                                    226
                                                  -----
    Total Revenues                                1,394
  Provision for Losses and Benefits:
    Annuities                                       273
    Insurance                                       132
    Investment Certificates                          73
                                                  -----
      Total                                         478
                                                  -----
    Net Revenues                                    916
                                                  -----

Expenses:
  Human Resources                                   430
  Other Operating Expenses                          133
                                                  -----
    Total Expenses                                  563
                                                  -----
Pretax Income                                       353
Income Tax Provision                                111
                                                  -----
Net Income                                         $242
                                                  =====

                                         Quarters Ended
                                            March 31,
                                              1999
                                              ----
Net Revenues:
  Investment Income                                $595
  Management and Distribution Fees                  522
  Other Revenues                                    228
                                                  -----
    Total Revenues                                1,345
  Provision for Losses and Benefits:
    Annuities                                       270
    Insurance                                       126
    Investment Certificates                          64
                                                  -----
      Total                                         460
                                                  -----
    Net Revenues                                    885
                                                  -----

Expenses:
  Human Resources                                   416
  Other Operating Expenses                          157
                                                  -----
    Total Expenses                                  573
                                                  -----
Pretax Income                                       312
Income Tax Provision                                 98
                                                  -----
Net Income                                         $214
                                                  =====



(Preliminary)    American Express Financial Advisors
                 -----------------------------------
                   Selected Statistical Information
                   --------------------------------
                           (Unaudited)

(Dollars in millions, except where indicated)

                                        Quarters Ended
                                           March 31,
                                             2000
                                             ----

Investments (billions)                           $30.3
Client Contract Reserves (billions)              $31.0
Shareholder's Equity (billions)                   $3.9
Return on Average Equity*                         23.0 %

Life Insurance in Force (billions)               $91.7
Assets Owned, Managed or
  Administered (billions):
    Assets Managed for Institutions              $57.4
    Assets Owned, Managed or Administered
      for Individuals:
      Owned Assets:
        Separate Account Assets                   38.4
        Other Owned Assets                        39.8
                                                 -----
          Total Owned Assets                      78.2
      Managed Assets                             122.7
      Administered Assets                         31.2
                                                 -----
        Total                                   $289.5
                                                 =====

Market Appreciation (Depreciation)
  During the Period:
  Owned Assets:
    Separate Account Assets                     $2,332
    Other Owned Assets                           $(120)
  Total Managed Assets                          $7,020

Cash Sales:
  Mutual Funds                                 $12,104
  Annuities                                      1,362
  Investment Certificates                          835
  Life and Other Insurance Products                237
  Institutional                                  1,551
  Other                                            573
                                                ------
Total Cash Sales                               $16,662
                                                ======

Number of Financial Advisors                    11,094
Fees from Financial Plans and Advice Services    $26.3
Percentage of Total Sales from Financial Plans
  and Advice Services                             66.9 %


                                        Quarters Ended
                                         December 31,
                                             1999
                                             ----

Investments (billions)                           $30.3
Client Contract Reserves (billions)              $31.0
Shareholder's Equity (billions)                   $3.9
Return on Average Equity*                         22.9 %

Life Insurance in Force (billions)               $89.2
Assets Owned, Managed or
  Administered (billions):
    Assets Managed for Institutions              $55.5
    Assets Owned, Managed or Administered
      for Individuals:
      Owned Assets:
        Separate Account Assets                   35.9
        Other Owned Assets                        38.7
                                                 -----
          Total Owned Assets                      74.6
      Managed Assets                             115.1
      Administered Assets                         24.8
                                                 -----
        Total                                   $270.0
                                                 =====
Market Appreciation (Depreciation)
  During the Period:
  Owned Assets:
    Separate Account Assets                     $6,726
    Other Owned Assets                           $(254)
  Total Managed Assets                         $20,745

Cash Sales:
  Mutual Funds                                  $8,611
  Annuities                                        939
  Investment Certificates                          993
  Life and Other Insurance Products                224
  Institutional                                  1,928
  Other                                            870
                                                ------
Total Cash Sales                               $13,565
                                                ======

Number of Financial Advisors                     11,366
Fees from Financial Plans and Advice Services     $22.1
Percentage of Total Sales from Financial Plans
  and Advice Services                              67.4 %


                                        Quarters Ended
                                        September 30,
                                             1999
                                             ----

Investments (billions)                           $30.7
Client Contract Reserves (billions)              $31.0
Shareholder's Equity (billions)                   $3.9
Return on Average Equity*                         22.8 %

Life Insurance in Force (billions)               $86.3
Assets Owned, Managed or
  Administered (billions):
    Assets Managed for Institutions              $48.2
    Assets Owned, Managed or Administered
      for Individuals:
      Owned Assets:
        Separate Account Assets                   28.9
        Other Owned Assets                        38.1
                                                 -----
          Total Owned Assets                      67.0
      Managed Assets                              99.5
      Administered Assets                         21.1
                                                 -----
        Total                                   $235.8
                                                 =====
Market Appreciation (Depreciation)
  During the Period:
  Owned Assets:
    Separate Account Assets                      $(986)
    Other Owned Assets                           $(273)
  Total Managed Assets                         $(5,318)

Cash Sales:
  Mutual Funds                                  $8,304
  Annuities                                      1,190
  Investment Certificates                        1,061
  Life and Other Insurance Products                196
  Institutional                                    909
  Other                                            953
                                                ------
Total Cash Sales                               $12,613
                                                ======

Number of Financial Advisors                    10,631
Fees from Financial Plans and Advice Services    $22.3
Percentage of Total Sales from Financial Plans
  and Advice Services                             67.7 %


                                        Quarters Ended
                                           June 30,
                                             1999
                                             ----

Investments (billions)                           $30.7
Client Contract Reserves (billions)              $30.8
Shareholder's Equity (billions)                   $4.0
Return on Average Equity*                         22.8 %

Life Insurance in Force (billions)               $84.6
Assets Owned, Managed or
  Administered (billions):
    Assets Managed for Institutions              $49.8
    Assets Owned, Managed or Administered
      for Individuals:
      Owned Assets:
        Separate Account Assets                   30.1
        Other Owned Assets                        37.8
                                                 -----
          Total Owned Assets                      67.9
      Managed Assets                             102.1
      Administered Assets                         20.8
                                                 -----
        Total                                   $240.6
                                                 =====
Market Appreciation (Depreciation)
  During the Period:
  Owned Assets:
    Separate Account Assets                     $1,520
    Other Owned Assets                           $(395)
  Total Managed Assets                          $5,329

Cash Sales:
  Mutual Funds                                  $8,872
  Annuities                                        980
  Investment Certificates                          835
  Life and Other Insurance Products                169
  Institutional                                  1,432
  Other                                            805
                                                ------
Total Cash Sales                               $13,093
                                                ======

Number of Financial Advisors                    10,489
Fees from Financial Plans and Advice Services    $22.8
Percentage of Total Sales from Financial Plans
  and Advice Services                             65.2 %


                                        Quarters Ended
                                           March 31,
                                             1999
                                             ----

Investments (billions)                           $30.6
Client Contract Reserves (billions)              $30.5
Shareholder's Equity (billions)                   $4.1
Return on Average Equity*                         22.6 %

Life Insurance in Force (billions)               $82.9
Assets Owned, Managed or
  Administered (billions):
    Assets Managed for Institutions              $46.8
    Assets Owned, Managed or Administered
      for Individuals:
      Owned Assets:
        Separate Account Assets                   28.2
        Other Owned Assets                        37.4
                                                 -----
          Total Owned Assets                      65.6
      Managed Assets                              96.0
      Administered Assets                         18.7
                                                 -----
        Total                                   $227.1
                                                 =====
Market Appreciation (Depreciation)
  During the Period:
  Owned Assets:
    Separate Account Assets                       $912
    Other Owned Assets                           $(204)
  Total Managed Assets                          $3,018

Cash Sales:
  Mutual Funds                                  $8,483
  Annuities                                        793
  Investment Certificates                          702
  Life and Other Insurance Products                158
  Institutional                                    743
  Other                                            885
                                                ------
Total Cash Sales                               $11,764
                                                ======

Number of Financial Advisors                    10,372
Fees from Financial Plans and Advice Services    $21.3
Percentage of Total Sales from Financial Plans
  and Advice Services                             66.5 %

*  Excluding the effect of SFAS No. 115.

Note: Reporting of data related to cash sales and assets owned, managed and administered has been revised to better reflect AEFA's multiple sales channel strategy and broadening of its product portfolio through additional non-proprietary offerings.


(Preliminary)   American Express Bank/Travelers Cheque
                --------------------------------------
                         Statements of Income
                         -------------------
                              (Unaudited)
(Dollars in millions)
                                   Quarters Ended
                                      March 31,
                                   -------------    Percentage
                                   2000     1999    Inc/(Dec)
                                   ----     ----    --------
Net Revenues:
  Interest Income                  $183     $193      (5.2) %
  Interest Expense                  118      119      (1.3)
                                    ---      ---
    Net Interest Income              65       74     (11.5)
  TC Investment Income               91       79      15.0
  Commissions and Fees               54       43      26.7
  Foreign Exchange Income &
    Other Revenue                    41       51     (20.8)
                                    ---      ---
    Net Revenues                    251      247       1.7
                                    ---      ---

Expenses:
  Human Resources                    84       82       2.2
  Other Operating Expenses          148      136       9.2
  Provision for Losses               16       17      (4.4)
                                    ---      ---
    Total Expenses                  248      235       5.8
                                    ---      ---
Pretax Income                         3       12     (76.9)
Income Tax Benefit                  (37)     (29)     28.4
                                    ---      ---
Net Income                          $40      $41      (2.9)
                                    ===      ===


(Preliminary)   American Express Bank/Travelers Cheque
                --------------------------------------
                   Selected Statistical Information
                   --------------------------------
                              (Unaudited)

(Dollars in billions, except where indicated)

                                           Quarters Ended
                                              March 31,
                                           --------------   Percentage
                                           2000      1999   Inc/(Dec)
                                           ----      ----   --------
Selected Statistical Information
--------------------------------
Total Shareholder's Equity (millions)      $943    $1,148    (17.8) %
Return on Average Common Equity *          17.3 %    19.7 %      -
Return on Average Assets *                 0.81 %    0.90 %      -
American Express Bank:
  Shareholder's Equity (millions)          $697      $733     (4.9)
  Total Loans                              $5.0      $5.3     (5.1)
  Total Non-performing Loans (millions)    $174      $209    (16.9)
  Other Non-performing Assets (millions)    $31       $64    (51.6)
  Reserve for Credit Losses (millions)**   $189      $261    (27.7)
  Loan Loss Reserves as a % of
    Total Loans                             3.4 %     4.1 %      -
  Deposits                                 $8.4      $7.9      6.6
  Assets Managed / Administered ***        $9.4      $6.3     49.7
  Assets of Non-Consolidated Joint
    Ventures                               $2.4      $2.6     (8.2)
  Risk-Based Capital Ratios:
    Tier 1                                 10.1 %     9.8 %      -
    Total                                  11.6 %    12.1 %      -
  Leverage Ratio                            5.6 %     5.4 %      -
Travelers Cheque:
  Sales                                    $5.1      $4.6     10.5
  Average Outstanding                      $6.1      $5.8      4.7
  Average Investments                      $6.0      $5.6      6.1
  Tax Equivalent Yield                      8.9 %     8.9 %      -

*   Excludes the effect of SFAS No. 115 for all periods presented.

**  Allocation:
      Loans                                  $170    $218
      Other Assets, primarily derivatives      15      41
      Other Liabilities                         4       2
                                              ---     ---
        Total Credit Loss Reserves           $189    $261
                                              ===     ===

*** Includes assets managed by American Express Financial Advisors.


(Preliminary)    American Express Bank/Travelers Cheque
                 --------------------------------------
                          Statements of Income
                          --------------------
                             (Unaudited)

(Dollars in millions)

                                            Quarters Ended
                                               March 31,
                                                 2000
                                                 ----
Net Revenues:
  Interest Income                                     $183
  Interest Expense                                     118
                                                       ---
    Net Interest Income                                 65
  TC Investment Income                                  91
  Commissions and Fees                                  54
  Foreign Exchange Income & Other Revenue               41
                                                       ---
    Net Revenues                                       251
                                                       ---

Expenses:
  Human Resources                                       84
  Other Operating Expenses                             148
  Provision for Losses                                  16
                                                       ---
    Total Expenses                                     248
                                                       ---
Pretax Income                                            3
Income Tax Benefit                                     (37)
                                                       ---
Net Income                                             $40
                                                       ===

                                            Quarters Ended
                                             December 31,
                                                1999
                                                ----
Net Revenues:
  Interest Income                                     $180
  Interest Expense                                     112
                                                       ---
    Net Interest Income                                 68
  TC Investment Income                                  88
  Commissions and Fees                                  51
  Foreign Exchange Income & Other Revenue               45
                                                       ---
    Net Revenues                                       252
                                                       ---

Expenses:
  Human Resources                                       90
  Other Operating Expenses                             151
  Provision for Losses                                  11
                                                       ---
    Total Expenses                                     252
                                                       ---
Pretax Income                                            -
Income Tax Benefit                                     (35)
                                                       ---
Net Income                                             $35
                                                       ===

                                            Quarters Ended
                                            September 30,
                                                1999
                                                ----
Net Revenues:
  Interest Income                                     $181
  Interest Expense                                     106
                                                       ---
    Net Interest Income                                 75
  TC Investment Income                                  91
  Commissions and Fees                                  49
  Foreign Exchange Income & Other Revenue               46
                                                       ---
    Net Revenues                                       261
                                                       ---

Expenses:
  Human Resources                                       86
  Other Operating Expenses                             159
  Provision for Losses                                  12
                                                       ---
    Total Expenses                                     257
                                                       ---
Pretax Income                                            4
Income Tax Benefit                                     (34)
                                                       ---
Net Income                                             $38
                                                       ===

                                            Quarters Ended
                                               June 30,
                                                1999
                                                ----
Net Revenues:
  Interest Income                                     $183
  Interest Expense                                     108
                                                       ---
    Net Interest Income                                 75
  TC Investment Income                                  86
  Commissions and Fees                                  47
  Foreign Exchange Income & Other Revenue               51
                                                       ---
    Net Revenues                                       259
                                                       ---

Expenses:
  Human Resources                                       85
  Other Operating Expenses                             150
  Provision for Losses                                  18
                                                       ---
    Total Expenses                                     253
                                                       ---
Pretax Income                                            6
Income Tax Benefit                                     (32)
                                                       ---
Net Income                                             $38
                                                       ===

                                            Quarters Ended
                                               March 31,
                                                 1999
                                                 ----
Net Revenues:
  Interest Income                                     $193
  Interest Expense                                     119
                                                       ---
    Net Interest Income                                 74
  TC Investment Income                                  79
  Commissions and Fees                                  43
  Foreign Exchange Income & Other Revenue               51
                                                       ---
    Net Revenues                                       247
                                                       ---

Expenses:
  Human Resources                                       82
  Other Operating Expenses                             136
  Provision for Losses                                  17
                                                       ---
    Total Expenses                                     235
                                                       ---
Pretax Income                                           12
Income Tax Benefit                                     (29)
                                                       ---
Net Income                                             $41
                                                       ===


(Preliminary)   American Express Bank/Travelers Cheque
                --------------------------------------
                   Selected Statistical Information
                   --------------------------------
                            (Unaudited)

(Dollars in billions, except where indicated)

                                              Quarters Ended
                                                 March 31,
                                                   2000
                                                   ----
Selected Statistical Information
Total Shareholder's Equity (millions)                   $943
Return on Average Common Equity *                       17.3 %
Return on Average Assets *                              0.81 %
American Express Bank:
  Shareholder's Equity (millions)                       $697
  Total Loans                                           $5.0
  Total Non-performing Loans (millions)                 $174
  Other Non-performing Assets (millions)                 $31
  Reserve for Credit Losses (millions)**                $189
  Loan Loss Reserves as a % of Total Loans               3.4 %
  Deposits                                              $8.4
  Assets Managed / Administered ***                     $9.4
  Assets of Non-Consolidated Joint
    Ventures                                            $2.4
  Risk-Based Capital Ratios:
    Tier 1                                              10.1 %
    Total                                               11.6 %
  Leverage Ratio                                         5.6 %
Travelers Cheque:
  Sales                                                 $5.1
  Average Outstanding                                   $6.1
  Average Investments                                   $6.0
  Tax Equivalent Yield                                   8.9 %


                                              Quarters Ended
                                               December 31,
                                                  1999
                                                  ----
Selected Statistical Information
Total Shareholder's Equity (millions)                   $875
Return on Average Common Equity *                       17.5 %
Return on Average Assets *                              0.82 %
American Express Bank:
  Shareholder's Equity (millions)                       $691
  Total Loans                                           $5.1
  Total Non-performing Loans (millions)                 $168
  Other Non-performing Assets (millions)                 $37
  Reserve for Credit Losses (millions)**                $189
  Loan Loss Reserves as a % of Total Loans               3.3 %
  Deposits                                              $8.3
  Assets Managed / Administered ***                     $8.6
  Assets of Non-Consolidated Joint
    Ventures                                            $2.2
  Risk-Based Capital Ratios:
    Tier 1                                               9.9 %
    Total                                               12.0 %
  Leverage Ratio                                         5.6 %
Travelers Cheque:
  Sales                                                 $5.4
  Average Outstanding                                   $6.1
  Average Investments                                   $5.9
  Tax Equivalent Yield                                   8.8 %


                                              Quarters Ended
                                               September 30,
                                                   1999
                                                   ----
Selected Statistical Information
Total Shareholder's Equity (millions)                   $956
Return on Average Common Equity *                       17.7 %
Return on Average Assets *                              0.83 %
American Express Bank:
  Shareholder's Equity (millions)                       $702
  Total Loans                                           $5.1
  Total Non-performing Loans (millions)                 $181
  Other Non-performing Assets (millions)                 $40
  Reserve for Credit Losses (millions)**                $204
  Loan Loss Reserves as a % of Total Loans               3.5 %
  Deposits                                              $8.1
  Assets Managed / Administered ***                     $7.7
  Assets of Non-Consolidated Joint
    Ventures                                            $2.4
  Risk-Based Capital Ratios:
    Tier 1                                               9.9 %
    Total                                               12.1 %
  Leverage Ratio                                         5.5 %
Travelers Cheque:
  Sales                                                 $7.3
  Average Outstanding                                   $6.5
  Average Investments                                   $6.2
  Tax Equivalent Yield                                   8.8 %


                                              Quarters Ended
                                                 June 30,
                                                   1999
                                                   ----
Selected Statistical Information
Total Shareholder's Equity (millions)                 $1,048
Return on Average Common Equity *                       18.5 %
Return on Average Assets *                              0.86 %
American Express Bank:
  Shareholder's Equity (millions)                       $714
  Total Loans                                           $5.2
  Total Non-performing Loans (millions)                 $210
  Other Non-performing Assets (millions)                 $55
  Reserve for Credit Losses (millions)**                $249
  Loan Loss Reserves as a % of Total Loans               4.1 %
  Deposits                                              $8.0
  Assets Managed / Administered ***                     $7.0
  Assets of Non-Consolidated Joint
    Ventures                                            $2.2
  Risk-Based Capital Ratios:
    Tier 1                                               9.8 %
    Total                                               12.1 %
  Leverage Ratio                                         5.7 %
Travelers Cheque:
  Sales                                                 $6.1
  Average Outstanding                                   $6.1
  Average Investments                                   $5.7
  Tax Equivalent Yield                                   8.8 %


                                              Quarters Ended
                                                 March 31,
                                                   1999
                                                   ----
Selected Statistical Information
Total Shareholder's Equity (millions)                 $1,148
Return on Average Common Equity *                       19.7 %
Return on Average Assets *                              0.90 %
American Express Bank:
  Shareholder's Equity (millions)                       $733
  Total Loans                                           $5.3
  Total Non-performing Loans (millions)                 $209
  Other Non-performing Assets (millions)                 $64
  Reserve for Credit Losses (millions)**                $261
  Loan Loss Reserves as a % of Total Loans               4.1 %
  Deposits                                              $7.9
  Assets Managed / Administered ***                     $6.3
  Assets of Non-Consolidated Joint
    Ventures                                            $2.6
  Risk-Based Capital Ratios:
    Tier 1                                               9.8 %
    Total                                               12.1 %
  Leverage Ratio                                         5.4 %
Travelers Cheque:
  Sales                                                 $4.6
  Average Outstanding                                   $5.8
  Average Investments                                   $5.6
  Tax Equivalent Yield                                   8.9 %

*  Excludes the effect of SFAS No. 115 for all periods presented.


                                     Quarters Ended
                                     --------------
                            03/00  12/99  09/99  06/99  03/99
** Allocations:             -----  -----  -----  -----  -----

   Loans                     $170   $169   $179   $216   $218
   Other Assets,
    primarily derivatives      15     16     23     32     41
   Other Liabilities            4      4      2      1      2
                              ---    ---    ---    ---    ---
     Total Credit Loss
      Reserves               $189   $189   $204   $249   $261
                              ===    ===    ===    ===    ===

***Includes assets managed by American Express Financial Advisors.


                       American Express Bank
                       ---------------------
                 Exposures By Country and Region
                 -------------------------------
                           (Unaudited)

($ in billions)
                                     Net
                                  Guarantees
                           FX and    and          3/31/00   12/31/99
                           Deriva- Contin-         Total     Total
Country             Loans  tives    gents  Other* Exposure**Exposure**
-------             -----  ------  ------  -----  --------  --------
Hong Kong            $0.5       -    $0.1   $0.1   $0.7      $0.8
Indonesia             0.2       -       -    0.1    0.3       0.4
Singapore             0.5       -     0.1    0.1    0.7       0.6
Korea                 0.1       -       -    0.2    0.4       0.3
Taiwan                0.3       -     0.1    0.1    0.4       0.4
China                   -       -       -      -      -         -
Japan                   -       -       -      -    0.1       0.1
Thailand                -       -       -      -      -         -
Other                   -       -       -    0.2    0.3       0.3
                      ---     ---     ---    ---   ----      ----
 Total Asia/Pacific
   Region**           1.6       -     0.3    0.9    2.9       2.9
                      ---     ---     ---    ---   ----      ----

Chile                 0.2       -       -    0.1    0.4       0.3
Brazil                0.2       -       -    0.1    0.3       0.3
Mexico                0.1       -       -      -    0.1       0.1
Peru                    -       -       -      -      -         -
Argentina             0.1       -       -      -    0.1       0.1
Other                 0.2       -     0.1    0.1    0.5       0.5
                      ---     ---     ---    ---   ----      ----
 Total Latin
   America**          0.7       -     0.2    0.3    1.3       1.2
                      ---     ---     ---    ---   ----      ----

India                 0.3       -     0.1    0.3    0.7       0.7
Pakistan              0.1       -       -    0.1    0.3       0.3
Other                 0.1       -     0.1    0.1    0.2       0.2
                      ---     ---     ---    ---   ----      ----
 Total Sub-
   continent**        0.4       -     0.2    0.6    1.2       1.2
                      ---     ---     ---    ---   ----      ----

Egypt                 0.3       -       -    0.2    0.5       0.5
Other                 0.1       -       -      -    0.2       0.2
                      ---     ---     ---    ---   ----      ----
 Total Middle East
   & Africa**         0.4       -     0.1    0.2    0.8       0.8
                      ---     ---     ---    ---   ----      ----

 Total Europe***      1.4     0.1     0.7    2.5    4.7       4.7

 Total North
   America**          0.3     0.1     0.2    1.3    1.8       2.0
                      ---     ---     ---    ---   ----      ----

Total Worldwide**    $5.0    $0.3    $1.6   $5.8  $12.7     $12.7
                      ===     ===     ===    ===   ====      ====

     *   Includes cash, placements and securities.
    **   Individual items may not add to totals due to rounding.
   ***   Total exposures at 3/31/00 and 12/31/99 include
         $10 million and $11 million of exposures to Russia,
         respectively.

Note: Includes cross-border and local exposure and does not net local funding or liabilities against any local exposure.